UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02  Results of Operations and Financial Condition

The following information is being furnished under Item 2.02 of Form 8-K:

On February 23, 2005 Weyco Group, Inc. issued a press release announcing its results for the quarter and year ended December 31, 2004.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

          (c)         Exhibits

          99.1      Press release issued by the registrant on February 23, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005
WEYCO GROUP, INC.

/s/ JOHN WITTKOWSKE

John Wittkowske
Senior Vice President/CFO